                                     SCHEDULE 14A
                                    (RULE 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                       EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ] Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e) (2) )
[X]    Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                                 NORTH COUNTY BANCORP
- -------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

- -------------------------------------------------------------------------------
      (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment Filing Fee (Check the appropriate box):

[ X ]    $ 125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[   ]    $ 500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(I)(3).
[   ]    Fee computed on table below per Exchange Act Rule 14a-6(I)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    ____________________________________________________________________

    2)   Aggregate number of securities to which transaction applies:

    ____________________________________________________________________

    3) Per unit price or other other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ____________________________________________________________________

    4)   Proposed maximum aggregate value of transaction:

    ____________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:

    ____________________________________________________________________

    2)   Form, Schedule or Registration Statement No.:

    ____________________________________________________________________

    3)   Filing Party:

    ____________________________________________________________________

    4)   Date Filed:

    ____________________________________________________________________

                                 NORTH COUNTY BANCORP
                            444 SOUTH ESCONDIDO BOULEVARD
                             ESCONDIDO, CALIFORNIA 92025

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                TO BE HELD MAY 22, 1996


TO THE SHAREHOLDERS OF NORTH COUNTY BANCORP:


         NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 1996 Annual Meeting of Shareholders (the "Meeting") of North County Bancorp (the "Company") will be held in the Mitchell Room at Escondido City Hall, 201 North Broadway, Escondido, California 92025 on Wednesday, May 22, 1996 at 9:00 a.m., for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. Electing the following nine (9) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:


              Alan P. Chamberlain      Jack Port
              G. Bruce Dunn            Clarence R. Smith
              Ronald K. Goode          Raymond V. Stone
              James M. Gregg           Burnet F. Wohlford
              Rodney D. Jones


         2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and at any and all adjournments thereof.


         The bylaws of the Company provide for the nomination of directors in the following manner:

" Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than ten days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2(d) of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee. "

         Only those shareholders of record at the close of business on April 19, 1996 will be entitled to notice of and to vote at the Meeting.


DATED: April 22, 1996


                                  By Order of the Board of Directors


                                  /s/ MICHAEL J. GILLIGAN
                                  ----------------------------------
                                  Michael J. Gilligan
                                  Assistant Secretary


IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                 NORTH COUNTY BANCORP
                            444 SOUTH ESCONDIDO BOULEVARD
                             ESCONDIDO, CALIFORNIA 92025
                                    (619) 743-2200

                              --------------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD MAY 22, 1996

                              --------------------------

                                     INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 1996 Annual Meeting of Shareholders (the "Meeting") of North County Bancorp (the "Company") to be in the Mitchell Room at Escondido City Hall, 201 North Broadway, Escondido, California 92025 on Wednesday, May 22, 1996 at 900 am., and at any and all adjournments thereof. The solicitation of the Proxy accompanying this Proxy Statement is made by the Board of Directors of the Company, and the costs of such solicitation will be borne by the Company.


         It is expected that this Proxy Statement and accompanying Notice will be mailed to shareholders on approximately April 22, 1996.


         The matters to be considered and voted upon at the Meeting will be:


         1. ELECTION OF DIRECTORS. To elect nine (9) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.


         2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.


         A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted in favor of the election of the nominees for directors set forth herein, and, if any other business is properly presented at the Meeting, in accordance with the recommendations of a majority of the Board of Directors.

         The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies will be borne by the Company. It is contemplated that Proxies will be solicited through the mails, but officers, directors and regular employees of the Company, or its subsidiary, North County Bank (the "Bank") , may solicit Proxies personally. In that event, the Company will pay such employees additional remuneration for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.


                                  VOTING SECURITIES


         There were issued and outstanding 1,879,067 shares of the Company's Common Stock on April 19, 1996, which has been set as the Record Date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting.


         Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to the voting and a shareholder present at the Meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The nine (9) candidates receiving the highest number of votes will be elected. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.

                                PRINCIPAL SHAREHOLDERS


         The Board of Directors knows of no person who owns beneficially more than five percent (5%) of the outstanding Common Stock of the Company, except for Ronald K. Goode, James M. Gregg, and Burnet F. Wohlford, each of whom is a nominee for director (see "ELECTION OF DIRECTORS" herein), the North County Bank Employee Stock Ownership Plan (see "Employee Stock Ownership Plan" herein), Financial Institution Partners, L.P. and Walter D. Buchanan.


         The following table provides certain information, as of April 19, 1996, with respect to the Bank's Employee Stock Ownership Plan ("ESOP"), Financial Institution Partners, L.P. and Walter D. Buchanan:



 Title      Name and Address                    Amount and Nature of  Percent
of Class    of Beneficial Owner                 Beneficial Ownership  of Class
- --------   --------------------                --------------------  -------

Common     North County Bank                          114,774 (1)     5.8%
Stock      Retirement Trust
           444 South Escondido Boulevard
           Escondido, California

Common     Financial Institution Partners, L.P.       200,213        10.0%
Stock      1110 Lake Cook Road, Suite 165
           Buffalo Grove, Illinois


Common     Walter D. Buchanan                         199,697         9.9%
Stock      4460 Century Dr., South
           Salem, Oregon


                                ELECTION OF DIRECTORS


         The Bylaws of the Company provide that the number of directors shall be not fewer than seven (7) nor more than ten (10) until changed by amendment of the Company's Articles of Incorporation or by a bylaw amendment duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof duly adopted by the vote or written consent of the Company's shareholders or by the Company's Board of Directors. The number of directors to be elected at the Meeting has been fixed at nine (9).


         The persons named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified, with the exception of Eric D. Kroesche who is not nominated for election. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said nine (9) nominees, or as many thereof as possible under applicable voting rules. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.


(1) Michael J. Gilligan, Susan Springer and Lori E. Carney, each of whom is an employee of the Bank, are co-trustees of the North County Bank Retirement Trust created to implement the North County Bank ESOP. The Bank and each of these individuals may therefore be deemed to have shared voting and investment power with respect to the shares of Common Stock held by the ESOP. Mr. Gilligan, Ms. Springer and Ms. Carney disclaim beneficial ownership of these shares (See "Employee Stock Ownership Plan" herein).

         The following table sets forth, as of April 19, 1996, information with respect to the beneficial ownership of the Common Stock of the Company by each of the Company's directors, each of the persons to be nominated by the Board of Directors for election as directors, for executive officers and for the directors and executive officers (1) of the Company as a group.


         The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director, principal shareholder, or officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of April 19, 1996. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.


                                       Year First
                                       Elected or Common Stock Bene-
Name and Offices                       Appointed  ficially Owned on   Percent
Held With Company                  Age  Director  April 19, 1996 (2)  of Class
- -------------------------------------------------------------------------------

Alan P. Chamberlain               66     1981      38,673 (3)          1.9%
  Director

Gary T. Clem                      55     N/A        7,873 (4)           --(5)
  Exec. Vice President and
  Credit Administrator
  of North County Bank

G. Bruce Dunn                     48     1988      36,462              1.8%
  Director

Michael J. Gilligan               39     N/A       15,692 (6)           --(5)
  Vice President and
  Chief Financial Officer

Ronald K. Goode (7)               63     1983     131,911 (8)          6.6%
  Director

James M. Gregg (7)                64     1981     185,158 (9)          9.3%
  Chairman of the Board,
  Chief Executive Officer
  and Director

Rodney D. Jones                   53     1988      23,719 (10)         1.2%
  President, Chief Operating
  Officer and Director

Eric D. Kroesche                  57     1981      34,121 (11)         1.7%
  Director

Jack Port                         74     1981      42,104 (12)         2.1%
  Director


___________________________________
(Footnotes on following page)

Clarence R. Smith                 63     1988      64,282 (13)         3.2%
  Director

Raymond V. Stone                  74     1988      12,341               -- (5)
  Director

Burnet F. Wohlford (7)            67     1981     165,559 (14)         8.3%
  Director and
  Corporate Secretary

Directors and Executive
  Officers as a Group (12 persons)                757,894 (15)        38.1 (16)



___________________________________
(Footnotes from previous page)


(1) As used throughout this Proxy Statement the term "executive officer" means, the Chairman of the Board and Chief Executive Officer, President and Chief Operating Officer, Vice President and Chief Financial Officer of the Company, and the Executive Vice President and Credit Administrator of the Bank.

(2) Except as otherwise noted, includes shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home.

(3) Includes 18,056 shares held in trust for the benefit of Mr. Chamberlain's Individual Retirement Account as to which Mr. Chamberlain has sole voting and investment power and 7,015 shares and 4,442 shares which Mr. Chamberlain has the right to acquire within 60 days of April 19, 1996 by conversion into common stock of the Company's Convertible Subordinated debentures and by the exercise of stock options vested pursuant to the Company's stock option plans, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.) Does not include 29,467 shares held by Mr. Chamberlain's wife as to which he disclaims any beneficial interest.

(4) Includes 1,980 shares allocated to Mr. Clem's account under the Company's ESOP and 4,467 shares which Mr. Clem has the right to acquire within 60 days of April 19, 1996 by the exercise of stock options vested pursuant to the Company's stock option plans. (See "1983 Incentive Stock Option Plan" and "1991 Stock Option Plan" herein.)

(5) Less than 1%.

(6) Includes 5,442 shares allocated to Mr. Gilligan's account under the Company's ESOP and 1,531 shares and 3,888 shares which Mr. Gilligan has the right to acquire within 60 days of April 19, 1996 by the exercise of stock options vested pursuant to the Company's stock option plans, respectively. (See "1983 Incentive Stock Option Plan", "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

(7) Mr. Goode's business address is 445 East Francisco Boulevard, San Rafael, California 94901. Mr. Gregg's business address is 444 South Escondido Boulevard, Escondido, California 92025. Mr. Wohlford's business address is 444 South Escondido Boulevard, Escondido, California 92025.

(8) Includes 3,404 shares which Mr. Goode has the right to acquire within 60 days of April 19, 1996 by the exercise of stock options vested pursuant to the Company's stock option plans. (See "1991 Stock Option Plan" herein.)

(9) Consists of 152,366 shares held by Mr. Gregg and his spouse as co-trustees of the Gregg 1980 Trust as to which Mr. Gregg shares voting and investment power with his spouse; 18,070 shares allocated to Mr. Gregg's account under the Company's ESOP; 3,374 shares held in trust for the benefit of Mr. Gregg's Individual Retirement Account as to which Mr. Gregg has sole voting and investment power; and 2,296 shares and 8,884 shares which Mr. Gregg has the right to acquire within 60 days of April 19, 1996 by conversion into common stock of the Company's Convertible Subordinated debentures and by the exercise of stock options vested pursuant to the Company's stock option plans, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

(10) Includes 6,417 shares allocated to Mr. Jones' account under the Company's ESOP and 1,531 shares and 9,550 shares which Mr. Jones has the right to acquire within 60 days of April 19, 1996 by conversion into common stock of the Company's Convertible Subordinated debentures and by the exercise of stock options vested pursuant to the Company's stock option plans, respectively. (See "1983 Incentive Stock Option Plan", "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

___________________________________
(Footnotes continue on following page)

DIRECTOR AND EXECUTIVE OFFICER BIOGRAPHICAL INFORMATION


ALAN P. CHAMBERLAIN has been a real estate investor and construction consultant since 1980. Prior to 1980, he was a principal shareholder of a construction company. Mr. Chamberlain has been a director of the Bank since the Bank was founded in 1973. He also served as a director of SKS, Inc., a petroleum product distributorship based in Escondido, California until 1992. For the past year, Mr. Chamberlain has served on the City of Escondido Franchise Commission.


GARY T. CLEM is not an officer of the Company but has been Executive Vice President and Credit Administrator of the Bank since February 1994 and was Senior Vice President and Credit Administrator since June 1988. Between May 1987 and June 1988, Mr. Clem was with Pacific Inland Bank as its Regional Manager and Loan Production Officer. Between February 1985 and May 1987, Mr. Clem was with Inland Empire National Bank, first as its Executive Vice President and Cashier, until July 1986, and then as its President until May 1987.


G. BRUCE DUNN has been the owner and President of Mission Pools of Escondido, Inc., an independent swimming pool contractor since 1978. Mr. Dunn has been a director of the Bank since 1983.


MICHAEL J. GILLIGAN has been Vice President and Chief Financial Officer of the Company since 1988. He has been Executive Vice President and Chief Financial Officer of the Bank since February 1994 and was Vice President and Chief Financial Officer of the Company and the Bank from March 1988 to February 1994. Mr. Gilligan joined the Bank in August 1982 as its Assistant Cashier.


RONALD K. GOODE is the President and owner of R & G Toyota - Volvo, Inc., a retail automobile dealership in San Rafael, California. Mr. Goode was the President and owner of Ron Goode Toyota, Inc. from 1963 until 1988, at which time the dealership was sold. Mr. Goode is also a director of the Bank.

___________________________________
(Footnotes continued from previous page)


(11) Includes 1,834 shares held in trust for the benefit of Mr. Kroesche's Individual Retirement Account; 6,853 shares held by Mr. Kroesche as trustee for the SKS, Inc. Employee Profit Sharing Trust as to all of which shares Mr. Kroesche has sole voting and investment power and 4,442 shares which Mr. Kroesche has the right to acquire within 60 days of April 14, 1995 by the exercise of stock options vested pursuant to the Company's Incentive Stock Option Plan. (See "1991 Stock Option Plan" herein.) Also includes 16,900 shares held by Mr. Kroesche as co-trustee of the Eric D. Kroesche and Judith S. Kroesche 1984 Trust, as to which Mr. Kroesche shares voting and investment power; and 1,671 shares held in trust for the benefit of Mrs. Kroesche's Individual Retirement Account and 2,391 shares held by Mrs. Kroesche, as to which Mr. Kroesche may be deemed to share voting and investment power.

(12) Includes 19,128 shares held by Mr. Port as custodian for minor children; 118,086 shares held by Mr. Port as co-trustee of the Jack Port and Muriel Elaine Port 1981 Trust as to which Mr. Port shares voting and investment powers and 4,573 shares which Mr. Port has the right to acquire within 60 days of April 19, 1996 by the exercise of stock options vested pursuant to the Company's stock option plans. (See "1991 Stock Option Plan" herein.)

(13) Consists of 43,896 shares held by the CRS Associates Money Purchase Pension Plan as to which Mr. Smith has sole voting and investment power and 15,944 shares and 4,442 shares which Mr. Smith has the right to acquire within 60 days of April 19, 1996 by conversion into common stock of the Company's subordianted convertible denbentiures and by the exercise of stock options vested pursuant to the Company's stock option plans, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.).

(14) Includes 69,406 shares owned by certain of Mr. Wohlford's adult children, as to which shares Mr. Wohlford has, through a power of attorney, sole voting power and 10,204 shares and 4,442 shares which Mr. Wohlford has the right to acquire within 60 days of April 19, 1996 by conversion into common stock of the Company's Convertible Subordinated debentures and by the exercise of stock options vested pursuant to the Company's stock option plans, respectively. (See "1991 Stock Option Plan" and "Convertible Subordinated Debentures" herein.)

(15) Does not include 114,774 shares held by Michael J. Gilligan, Susan Springer and Lori E. Carney as co-trustees of the North County Bank Retirement Trust created to implement the North County Bank ESOP except to the extent that such shares have been allocated to the accounts of Executive Officers. (See "PRINCIPAL SHAREHOLDERS" and "Employee Stock Ownership Plan" herein.)

(16) Percent of class is based on the total number of shares of the Company's Common Stock outstanding, plus 50,000 shares which may be issued upon conversion of the Company's Convertible Subordinated debentures and 58,498 shares subject to stock options which are vested or will become exercisable within 60 days of April 19, 1996.

JAMES M. GREGG has been in banking since December, 1949 and has been Chairman of the Board and Chief Executive Officer of the Company and the Bank since May 1992, President, Chief Executive Officer and Director of the Company from July 1981 to May 1992, and President, Chief Executive Officer and a director of the Bank from 1978 to 1992. Mr. Gregg is also the President and a director of NCB Mortgage, another subsidiary of the Company. Prior to joining the Bank, Mr. Gregg was President of the Bank of Commerce.



RODNEY D. JONES has been a director of the Company since 1988, President and Chief Operating Officer of the Company and the Bank since May 1992, and Executive Vice President and Chief Operating Officer of the Company and the Bank, and a director of the Bank from May 1985 to May 1992. Mr. Jones has also served as a director and Executive Vice President of NCB Mortgage since 1988. Mr. Jones was President and Chief Executive Officer of Peoples' Bank from 1981 through 1985.


ERIC D. KROESCHE has been Chairman of the Board and Chief Executive Officer of SKS, Inc., since 1965. He has served as a director of the Bank since 1975 and was Chairman of the Board of the Bank from 1978 through 1987. Mr. Kroesche was also Chairman of the Board of the Company from 1981 through 1988.


 JACK PORT has been a commercial property manager and private investor since the sale of his retail menswear business in Escondido in 1975. Mr. Port has been a director of the Bank since the Bank was founded in 1973.


CLARENCE R. SMITH was President and Chief Executive Officer of ATI Industries from 1970 to 1987. Since 1988, Mr. Smith has been a rancher. From 1989 to 1992, Mr. Smith was Chairman of the Board of the Company, and from 1987 to 1992 was Chairman of the Board of the Bank. Mr. Smith has been a director of the Bank since 1983.


RAYMOND V. STONE was a civil engineer and Executive Vice President of Neste Brudin & Stone - Engineer and Planners until he retired in July 1984. He was Chairman of the California State Water Resources Control Board from March, 1985 to March, 1986. Mr. Stone has been a director of the Bank since 1983.


BURNET F. WOHLFORD has been a self-employed rancher and investor for 40 years. Mr. Wohlford has served as a director and corporate secretary of the Bank since 1973.


COMPLIANCE WITH SECTION 16a OF THE SECURITIES EXCHANGE ACT


         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to rule 16a-3(e) during its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, no director, executive officer or beneficial owner of more than ten percent (10%) of the outstanding Common Stock of the Company failed to file any of the reports required by Section 16(a) of the Exchange Act on a timely basis during 1995.

THE BOARD OF DIRECTORS AND COMMITTEES


         The Board of Directors of the Company has no standing Nominating or Compensation Committees. The Audit Committee of the Company and the Bank, consisting of Clarence R. Smith (Chairman), G. Bruce Dunn, Ronald K. Goode, Jack Port, and Burnet F. Wohlford met five (5) times in 1995. The Audit Committee is responsible for reviewing the general scope of audit services and the results of the annual audit. It also approves all non-audit services to be performed by the independent auditors.


         The Board of Directors of the Bank has a standing Compensation Committee, consisting of Alan P. Chamberlain, G. Bruce Dunn, James M. Gregg, and Clarence R. Smith which met once in 1995 The primary function of the Compensation Committee is to approve the employment of officers and to recommend the compensation for all officers of the Bank. Additionally, the Compensation Committee recommends salary ranges for graded personnel and approves personnel policies recommended by senior officers of the Bank.


         During the fiscal year ended December 31, 1995, the Board of Directors of the Company held a total of twelve (12) regular meetings and no special meetings. Each of the persons who were directors of the Company during 1995 attended at least 75% of the aggregate of (i) the total number of such meetings and (ii) the total number of meetings held by all committees of the Board on which such directors served during 1995.


CONVERTIBLE SUBORDINATED DEBENTURES


         At April 19, 1996, the Company had $1,678,000 in 9 1/4% Convertible Subordinated Debentures ("Debentures") due May 15, 2002. The Debentures are convertible at the option of the holder into Common Stock of the Company at a conversion price of $7.84 per share, subject to adjustments for stock splits, stock dividends or other certain events. The Debentures are redeemable, in whole or in part, at the option of the Company at declining redemption prices that range from 104.25% at April 19, 1996 to par on or after May 15, 1999. At April 19, 1996 $380,000 in Debentures were held by all directors as a group which were convertible into 48,469 shares of Common Stock

                   COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


EXECUTIVE COMPENSATION


         Executive officers of the Company and the Bank are elected on an annual basis by the respective Boards of Directors and serve at the discretion of such Boards. No executive officer of the Company received cash compensation during the year ended December 31, 1995, except in his capacity as an executive officer of the Bank, and except for director's fees paid by the Bank to members of its Board of Directors.


         The following information is furnished with respect to the i) the Chief Executive Officer of the Company, and ii) the Company's other executive officer whose total annual salary and bonus paid, accrued or distributed exceeded $100,000 for the fiscal year ended December 31, 1995 (the "Named Officers"):


                              SUMMARY COMPENSATION TABLE



                                                 Annual Compensation (1)
                                ---------------------------------------------------
                                                                           Other         All
                                                                           Annual      Other
                                                                         Compensa-    Compensa-
     Name and                                       Salary          Bonus   tion     tion (2)(3)
  Principal Position            Year                  ($)           ($)     ($)         ($)
  ------------------            ----------------------------------------------------------------
James M. Gregg                  1995             $183,546           --       (4)       $4,620
 Chairman of the Board          1994              183,546           --       (4)        6,589
 Chief Executive Officer and    1993              178,200           --       (4)        9,371
 Director of the Company
 and the Bank

Rodney D. Jones                 1995              146,878           --       (4)        3,564
 President, Chief Operating     1994              146,878           --       (4)        4,133
 Officer and Director of the    1993              142,600           --       (4)       15,565
 Company and the Bank



______________________________

(1) The Company has no plans for granting restricted stock awards, or stock appreciation rights, or making LTIP payouts.

(2) Amounts shown include the matching funds contributed by the Bank pursuant to the North County Bancorp and Subsidiaries 401(k) Plan, amounts allocated to the accounts of Mr. Gregg and Mr. Jones under the Company's ESOP and director fees.

(3) The Company made no contributions to the ESOP in 1995, 1994 and 1993.

(4) Aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus reported in preceding columns.

EMPLOYMENT CONTRACT AND SALARY CONTINUATION PLAN


         Mr. Gregg has had an employment agreement with the Company since 1983. The agreement, which was for an initial term of 3 years, is automatically extended for one additional year on each April 14 (anniversary date) unless notice of termination is received prior to the anniversary date. Pursuant to the agreement, Mr. Gregg's base salary is currently $ 183,546 subject to annual review by the Board of Directors. The agreement also provides for use of an automobile, expense reimbursements and certain group insurance benefits.


         Under a Deferred Compensation and Stock Purchase Agreement among the Company, the Bank and Mr. Gregg, the Bank has agreed that upon his retirement at age 65, the Bank will pay Mr. Gregg $70,000 per year for 13 years, in 156 equal monthly installments. Such deferred compensation will be paid to Mr. Gregg's surviving spouse or representative of his estate in the event he dies prior to retirement, or during the 13 year period after his retirement. In the event of disability or termination of employment by the Bank without cause, Mr. Gregg will receive, in lieu of the payments described above, 156 equal monthly payments in an amount determined according to a vesting schedule. As of February 1, 1996, Mr. Gregg will receive monthly payments of $5,834 in the event of such disability or termination pursuant to the schedule. In the event Mr. Gregg voluntarily terminates his employment with the Bank prior to retirement, or his employment is terminated by the Bank for cause, he will receive, in lieu of the foregoing payments, one lump-sum payment equal to $500 multiplied by the number of months from the date of the agreement until the date of his termination. The monthly or lump-sum payments to be made pursuant to the agreement are funded by a life insurance policy that names the Bank as beneficiary for which the Bank pays monthly premiums which, in 1995, aggregated $8,349.


         In addition, the agreement provides that any remaining proceeds from the insurance policy will be used for the purchase by the Company of shares of its Common Stock owned by the Gregg 1980 Trust for a purchase price per share based on the market price of such common stock in the event Mr. Gregg dies while employed by the Bank or after his retirement. The Company is not required to purchase any shares other than with the use of such proceeds from the insurance policy.


OPTION GRANTS, EXERCISES AND HOLDINGS


         No stock options or stock appreciation rights ("SARs") were granted to the Named Officers during 1995. The table on the following page is furnished with respect to stock options and SARs held by the Named Officers at December 31, 1995 and exercised stock options for the fiscal year then ended.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION/SAR VALUES


                                          Number of
                                          Securities            Value of
                                          Underlying          Unexercised
                                          Unexercised         In-the-Money
                   Shares                Options/SARs         Options/SARs
                  Acquired                 at FY-End           at FY-End
                     on        Value      Exercisable/        Exercisable/
Name              Exercise   Realized    Unexercisable (1)   Unexercisable
- ----              --------   --------    -----------------   -------------

James M. Gregg     1,000      N/A         8,461/2,115 (2)   $14,023/$ 3,505
Rodney D. Jones     716       N/A        12,638/10,377(3)    23,745/18,399


1983 INCENTIVE STOCK OPTION PLAN


         The Company's 1983 Incentive Stock Option Plan, (the "1983 Plan"), was adopted by the Company's Board of Directors on February 17, 1983, was approved by the Company's stockholders on March 31, 1983, and amended by the Board of Directors on August 22, 1990. The 1983 Plan was designed to advance the interests of the Company and its subsidiaries by encouraging stock ownership in the Company by certain officers and key employees of the Company and its subsidiaries, by promoting their interest in the success of the Company and by encouraging them to remain in the employ of the Company and its subsidiaries. The 1983 Plan provided for the granting of options which were designed to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The 1983 Plan was administered by the Company's Board of Directors. All options were granted at an exercise price of not less than 100% of the fair market value of the Company's stock on the date of grant (or 110% of the fair market value of such stock in the event that an optionee owns more than 10% of the voting stock of the Company or any subsidiary). The purchase price of any shares exercised shall be paid in full in cash, cash equivalents, or outstanding common stock of the Company. The 1983 Plan provided that options were exercisable in installments as determined by the Board of Directors, and would expire on such date as the Board of Directors may determine, but not later than ten (10) years from the date the option is granted, provided that in no event may any option granted to an optionee owning more than 10% of the voting stock of the Company or any subsidiary expire later than five (5) years from the date of grant. If an optionee fails to exercise his or her rights under an option within the period such rights arise, the optionee may accumulate them and exercise the same at any time thereafter during the term of the option. However, no incentive stock option granted under the 1983 Plan is exercisable to any extent at any time while there is outstanding an incentive stock option which was granted to the optionee at an earlier time.

_____________________________

(1) Adjusted for stock dividends.

(2) Stock options under the 1991 Stock Option Plan with an exercise price of $7.34 per share. (See "1991 Stock Option Plan.")

(3) Includes 11,439 stock options under the 1983 Incentive Stock Option Plan with an exercise price of $7.00 per share, and 11,576 shares under the 1991 Stock Option Plan with an exercise price of $7.34 per share. (See "1983 Incentive Stock Option Plan" and "1991 Stock Option Plan.")

         The 1983 Plan terminated on February 17, 1993. As of December 31, 1995, there were options outstanding under the 1983 Plan to purchase a total of 47,990 shares of the Company's Common Stock with an average exercise price of $6.75 per share with respect to all such options.


1991 STOCK OPTION PLAN


         The Company's 1991 Stock Option Plan, (the "1991 Plan"), was adopted by the Company's Board of Directors on April 20, 1991, and was approved by the Company's stockholders on May 22, 1991. The basic purpose of the 1991 Plan and the 1983 Plan is the same, as are the provisions regarding option price, adjustments upon changes in capitalization (such as a stock split or a stock dividend), and option period. The 1991 Plan provides for the granting of incentive stock options ("ISO's"), as defined by Section 422 of the Code, as well as non-qualified stock options. The 1991 Plan is administered by a committee of the Company's Board of Directors (the "Committee"). As with the 1983 Plan, the exercise price of stock subject to each option shall not be less than one hundred percent (100%) of the fair market value (determined under any reasonable valuation method) of such stock at the time such option is granted. In the case of an ISO granted to an optionee who, immediately before the option is granted, owns stock possessing more then ten percent (10%) of the total combined voting power or value of all classes of the outstanding stock of the Company (a "Ten Percent Employee Shareholder"), the option price must be at least one hundred ten percent (110%) of the fair market value on the date of grant. Options may be exercised by payment in cash or in shares of the Company's common stock. Options shall be exercisable in such installments and upon such conditions as the Committee shall determine; provided, however, that the aggregate fair market value (determined as of the date of grant) of ISO's granted to any one individual which are first exercisable during any one calendar year cannot exceed $100,000. The 1991 Plan provides that options will expire on such date as the Committee may determine, but not later than ten (10) years from the date the option is granted, provided that in no event may any option granted to a Ten Percent Employee Shareholder expire later than five (5) years from the date of grant.


         Generally, all directors and full-time salaried employees of the Company and its subsidiaries are eligible for participation in the 1991 Plan. However, only full-time salaried officers or employees of the Company or its subsidiaries are eligible to receive ISO's. Non-employee directors and all officers and employees are eligible to receive non-qualified stock options. Since the 1983 Plan provided only for the granting of ISO's, non-employee directors were not eligible to receive options under the 1983 Plan. Unless previously terminated by the Board of Directors, the 1991 Plan shall terminate on April 20, 2001, ten years after it was adopted by the Board of Directors. As of December 31, 1995, 231,525 shares of the Company's Common Stock were reserved for issuance under the Company's 1991 Plan. As of December 31, 1995 there were options outstanding under the 1991 Plan for a total of 124,081 shares with an average exercise price of $7.12 per share with respect to all such options.


EMPLOYEE STOCK OWNERSHIP PLAN


         In 1980, North County Bank adopted an Employee Stock Ownership Plan ("ESOP") which was amended and restated as of January 1, 1989. The ESOP is maintained for the benefit of the employees of the Bank, and its subsidiaries, to assist the employees in accumulating capital ownership, economic security and independent income through acquiring a proprietary interest in the Company. The ESOP is a stock bonus plan intended to qualify under Sections 401 and 501 of the Code. The ESOP is also designed to be an employee stock ownership plan under
Section 4975(e)(7) of the Code. The ESOP invests primarily in the Common Stock of the Company and may acquire such stock directly from the Company or by means of open market purchases or privately-negotiated transactions at fair market value. The Bank is the trustee of the ESOP and has appointed three employees of the Bank to act on its behalf in administering the ESOP.

         Employees who have completed one year of service and attained the age of 21 years are eligible to participate. The amount of the Bank's annual contributions to the ESOP is determined at the discretion of the Board of Directors of the Bank up to a maximum of 15% of the total annual base salaries of all eligible participants. Allocation of employer contributions to participants' accounts is based primarily upon employee compensation. Employer contributions and trust fund growth allocated to a participant's account become vested in an amount equal to 20% after the third year of eligibility and an additional 20% for each year thereafter until fully vested. During the fiscal year ended December 31, 1995, the Bank made no contribution to the ESOP.


401(k) PLAN


         The North County Bancorp and Subsidiaries 401(k) Plan (the "401(k) Plan") was adopted on July 1, 1991. All employees of the Company are eligible to participate in the 401(k) Plan after satisfaction of minimum service and age requirements. Employees become eligible to participate upon completion of one year of service and attainment of age 21. Eligible employees may elect to defer from 1% to 15% of their earnings by contributing to the 401(k) Plan (the "Savings Contribution"). Participants' contributions, if any, are invested by the plan administrator into fixed income, Company stock or other permitted investment alternatives selected by the participant. The interest earnings, dividends, gains and losses from such investments are allocated to a participant's Savings Contribution Account in the same proportion that each account bears to the total accounts of all participants in that investment alternative. Participants have a 100% non-forfeitable interest in the value of their Savings Contribution Accounts at all times.


         The amount of the Company's contribution in a fiscal year is determined by the Board of Directors. Such contribution is allocated to each participants's Employer Contribution Account, as defined in the 401(k) Plan, in proportion to each Participant's Savings Contribution for the calendar year. The employee also selects the investment alternatives for the amount contributed by the Company. Interest, earnings, dividends and gains and losses are allocated to each Participant's Employer Contribution Account in the same proportion the account bears to the total accounts of all participants in that investment alternative. The amounts in the Participant's Employer Contribution Account become 20% vested after the completion of three years of service. An additional 20% becomes vested in each of the following years, until the participant attains seven (7) years of service and the participant's interest in the Employer Contribution Account becomes fully vested.


         Benefits are payable under the 401(k) Plan, upon death or disability, upon retirement at age 65 or upon early retirement at age 55. Upon termination of employment for any other reason, participants receive the full amount in their Savings Contribution Account and the vested portion of their Employer Contribution Account. During the fiscal year ended December 31, 1995, the Bank contributed $89,322 to the 401(k) Plan.


DIRECTOR COMPENSATION


         Directors of the Company were not paid any fees or other remuneration during 1995. However, all directors of the Company are also directors of the Bank. Directors of the Bank are currently paid fees of $500 for attendance at monthly and special Bank Board meetings, with the exception of the Chairman of the Board who is paid $1,000. In addition, non-salaried directors receive $100 for attendance at each meeting of a Board committee of which they are a member except for members of the loan committee who receive $200 for attendance at each committee meeting. Directors also receive an annual retainer of $3,000 provided they have attended a minimum of 10 out of 12 regularly scheduled board meetings. The Bank paid aggregate compensation of $77,900 to its directors during 1995 pursuant to the foregoing arrangements. At April 19, 1996 there were stock options for the purchase of common stock outstanding to all directors as a group totaling 132,342 at an average exercise price of $7.05 of which 48,374 were vested.

CERTAIN TRANSACTIONS


         Some of the directors, officers and principal stockholders of the Company and the Bank and the companies with which they are associated have financial dealings with, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business during 1995, and the Bank expects to have such transactions in the future. All loans and commitments to lend included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.


                         SELECTION OF INDEPENDENT ACCOUNTANTS


    The Board of Directors has not yet solicited proposals for an independent accountant for the current fiscal year and consequently, none has yet been selected. The Company's financial statements for the fiscal year ended December 31, 1995 were audited by Price Waterhouse, LLP. It is anticipated that a representative or representatives of Price Waterhouse, LLP will be present at the meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from shareholders. All professional services rendered by Price Waterhouse, LLP during 1995 were furnished at customary rates and terms.



                              PROPOSALS OF SHAREHOLDERS


         Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposals to be included in the Proxy Statement for the Company's 1997 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 13, 1996 in a form that complies with applicable regulations

                                    OTHER MATTERS


         Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Board of Directors, and authority to do so in included in the Proxy.


         DATED: April 22, 1996

                                  NORTH COUNTY BANCORP



                                  /s/ JAMES M. GREGG
                                  -------------------------------------
                                  James M. Gregg
                                  Chairman of the Board and
                                  Chief Executive Officer


THE COMPANY WILL PROVIDE FREE OF CHARGE TO ANY SHAREHOLDER HEREBY SOLICITED, UPON WRITTEN REQUEST TO BURNET F. WOHLFORD, SECRETARY OF THE COMPANY, AT 444 SOUTH ESCONDIDO BOULEVARD, ESCONDIDO, CALIFORNIA 92025, A COPY OF THE COMPANY'S 1995 ANNUAL REPORT ON FORM 10-KSB INCLUDING FINANCIAL STATEMENTS (BUT WITHOUT EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF A SHAREHOLDER DESIRES COPIES OF THE EXHIBITS TO THE REPORT, THEY WILL BE PROVIDED UPON PAYMENT BY THE SHAREHOLDER OF THE COST OF FURNISHING THE EXHIBITS. A COPY OF NORTH COUNTY BANK'S ANNUAL DISCLOSURE STATEMENT PREPARED PURSUANT TO PART 350 OF THE FEDERAL DEPOSIT INSURANCE CORPORATIONS RULES AND REGULATIONS WILL BE FURNISHED UPON REQUEST BY WRITING THE BANK AT THE ADDRESS SHOWN ABOVE OR BY CALLING THE BANK AT (619) 743-2200, EXTENSION 6620.

                                 NORTH COUNTY BANCORP
                            444 SOUTH ESCONDIDO BOULEVARD
                             ESCONDIDO, CALIFORNIA 92025

[ X ]    Please mark your votes as in this example


                   AUTHORITY       WITHHOLD
                   GIVEN          AUTHORITY        Nominees: Alan P. Chamberlain
                                                             G. Bruce Dunn
                                                             Ronald K. Goode
                                                             James M. Gregg
                                                             Rodney D. Jones
                                                             Jack Port
                                                             Clarence R. Smith
                                                             Raymond V. Stone
                                                             Burnet F. Wohlford

1.  Election of
    Directors       [  ]             [  ]
Authority given, except vote withheld from the
following nominee(s)
___________________________________________
___________________________________________
___________________________________________


2. To transact other such business that may properly come before the meeting and any adjournment or adjournments thereof.




THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION ID MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


SIGNATURE(S) __________________________________________ DATE ___________
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                 NORTH COUNTY BANCORP

    The undersigned shareholder(s) of North County Bancorp (the "Company) hereby nominates, constitutes and appoints Clarence R. Smith, James M. Gregg and Raymond V. Stone, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 22, 1996 at 9:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat as directed on the reverse side. The proposal herein has been proposed by the Company.

    The Board of Directors recommends a vote of "Authority Given" for Proposal
1. The proxy confers authority to and shall be voted "Authority Given" for Proposal 1 unless "Withhold Authority", or other instructions are indicated, in which case the Proxy shall be voted in accordance with such instructions. If matters to which the persons making this solicitation do not know, a reasonable time before the solicitation, are presented at the meeting, this Proxy shall be voted in accordance with the recommendations of a majority of the Board of Directors.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                            (To be signed on reverse side)